UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 1, 2004

                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

    Delaware                  File No. 000-22616                  52-1822078
    (State of              (Commission File Number)             (IRS Employer
 Incorporation)                                                 Identification
                                                                     No.)

                  909 Third Avenue, Suite 2863, New York,
                               New York 10022
                  (Address of principal executive offices)
                                 (Zip Code)

                   Registrant's telephone number, including     (212) 906-8440
                                  area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement

Item 9.01.  Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1


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Item 1.01.  Entry into a Material Definitive Agreement.

(a) On December 1, 2004, NTL (Chichester) Limited ("NTL Chichester"), NTL Digital Ventures Limited ("Digital Ventures") and NTL Group Limited, each of which is a subsidiary of NTL Incorporated, entered into a Master Agreement (the "Master Agreement") relating to National Transcommunications Limited ("NatTrans") and NTL Digital Limited ("Digital") with Macquarie UK Broadcast Limited ("Macquarie") and Macquarie UK Broadcast Holdings Limited.

(b) Pursuant to the Master Agreement, NTL Chichester agreed to sell all of the ordinary shares of NatTrans to Macquarie and Digital Ventures agreed to sell all of the ordinary shares of Digital to Macquarie for an aggregate purchase price of (pound)1.27 billion. NatTrans and Digital comprise NTL's broadcast business. The sale is subject to regulatory approval and is expected to close in the first quarter of 2005.

Item 9.01. Financial Statements and Exhibits

Exhibit    Description

99.1       Press Release, dated December 1, 2004, issued by the
           Registrant

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NTL INCORPORATED



 Date:  December 2, 2004                     By:  /s/ Jacques Kerrest
                                                 ------------------------

                                                     Name:  Jacques Kerrest
                                                     Title:  Chief Financial
                                                             Officer

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                               EXHIBIT INDEX

Exhibit    Description

99.1       Press Release, dated December 1, 2004, issued by the
           Registrant